EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VeriFone Holdings, Inc. (the “Company”) on Form 10-K for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas G. Bergeron, Chief Executive Officer of the Company, and Barry Zwarenstein, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 18, 2006

/s/ DOUGLAS G BERGERON
Douglas G. Bergeron
Chairman and Chief Executive Officer
/s/ BARRY ZWARENSTEIN
Barry Zwarenstein
Executive Vice President and Chief Financial Officer